Fees Summary	Nov. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,071.06
Total Transaction Valuation	81,276,592.4
Total Offset Amount	0
Net Fee	$ 7,071.06
Offset Table N/A	N/A